_________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 1, 2007

         HarborView Mortgage Loan Trust 2007-2
(Issuing Entity)

         Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

       Greenwich Capital Financial Products Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                       No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.

As described in the prospectus supplement dated March 29, 2007, the servicing of approximately 66.01% of the mortgage loans in HarborView Mortgage Loan Trust 2007-2 was transferred from GMAC Mortgage, LLC to Central Mortgage Company on May 1, 2007. GMAC Mortgage LLC no longer services any mortgage loans for the Issuing Entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/ Ara Balabanian
       Name: Ara Balabanian
       Title: Vice President

Dated: May 3, 2007